UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2012

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report, at the Annual Meeting of Stockholders of Navistar International Corporation (the “Company”) held on February 21, 2012, upon the recommendation of the Board of Directors, the stockholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors. This declassification was effected pursuant to a Certificate of Amendment (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on February 21, 2012. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

On February 20, 2012, upon the recommendation of the Nominations and Governance Committee, the Board approved certain amendments to the Company’s Amended and Restated By-Laws (the “By-Laws”), effective immediately. Apart from non-substantive conforming changes and other technical and cross-reference edits, the By-Laws were amended in the manner summarized below.

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Article I, Section 4 (Notice of Meetings). Article I, Section 4 has been revised to provide that notice of annual and special meetings shall be given to each stockholder of record by the Company not less than ten nor more than sixty days before the date such annual or special meeting is to be held.

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Article I, Section 7 (Conduct of Meetings). Article I, Section 7 has been revised to provide the chair of each meeting of stockholders with the sole right and authority to prescribe such rules, regulations and procedures, in the judgment of the chair, as are appropriate for the conduct of the meeting.

•	Article I, Section 8 (Notice of Stockholder Nomination of Directors) and Section 9 (Notice of Stockholder Proposals of Business). Article I, Sections 8 and 9 have been revised to provide:

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additional detail regarding the information required in the notice by a stockholder nominating a candidate for election to the Board of Directors or proposing business for consideration at any annual meeting of stockholders, and requirements that a stockholder nominating or proposing business supplement such information at certain times;

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that notice to the Company of a stockholder’s nomination for election to the Board of Directors or proposing business for consideration at any annual meeting of stockholders must be received not more than 150 days, and not less than 120 days, in advance of the first anniversary of the prior year’s annual meeting of stockholders;

•	a revised definition of “Stockholder Associated Person” to include the beneficial owner of shares held by a stockholder and to clarify applicability to entity stockholders;

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stockholders making nominations for election to the Board of Directors or proposing business for consideration at an annual meeting of stockholders must still be a stockholder of record and be present at the time of the annual meeting of stockholders;

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Article I, Section 10 (Voting). Article I, Section 10 has been revised to provide that the non-binding advisory vote on the frequency of the non-binding advisory vote on executive compensation shall be decided by a plurality of votes present or represented by proxy. All other votes, aside from the election of directors, shall be decided by a majority of votes present or represented by proxy.

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Article II, Section 4 (Nominee Documents). A new section has been added as Article II, Section 4. This new section provides that, to be eligible to be a nominee for election or reelection as a director, a person must timely deliver to the Company (i) a signed statement that he or she consents to being named a nominee and to serve as a director if elected, (ii) a questionnaire with respect to the background and qualifications of such person and any other person or entity on whose behalf the nomination was made, and (iii) a written representation and agreement that provides, among other things, assurances that such person’s economic, voting and other interests are consistent with the corporate governance policies of the Company and consistent with such person’s fiduciary duties under applicable law.

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Article II, Section 7 (Vacancies). Article II, Section 7 has been revised to provide that in the case of any vacancy on the Board of Directors or newly created director seat, a director may be elected to fill the vacancy only by a majority of the directors of the Company then in office though less than a quorum.

Capitalized terms used herein but not defined herein shall have the meanings given to them in the Company’s By-Laws, as amended and restated as of February 20, 2012. The foregoing description does not purport to describe all changes to the By-Laws effected by the amendment and is qualified in its entirety by reference to the text of the Company’s By-Laws, as amended and restated as of February 20, 2012, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on February 21, 2012 (the “Annual Meeting”). Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal 1. As described in Item 5.03 above, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors. The results of voting for the approval of an increase in the number of authorized shares of Common Stock were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
58,431,641	94,073	109,215	4,446,252

Proposal 2. The following nominees were elected to the Board of Directors to serve a one-year term expiring at the 2013 Annual Meeting of the Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 4,446,252 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
David D. Harrison	56,907,294	1,727,635
Steven J. Klinger	56,900,491	1,734,438
Michael N. Hammes	56,715,114	1,919,815

The names of the remaining directors who did not stand for election at the Annual Meeting and whose terms of office as directors continued after such meeting are Eugenio Clariond, Diane H. Gulyas, Stanley A. McChrystal, James H. Keyes, John D. Correnti, Daniel C. Ustian and Dennis D. Williams.

Proposal 3. The Company’s stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012. There were no broker non-votes with respect to this matter. The results of the voting for the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2012 were as follows:

Votes For	Votes Against	Votes Abstained
62,938,707	97,186	45,288

Proposal 4. The Company’s stockholders approved the advisory vote on executive compensation. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
41,832,147	13,605,733	3,197,049	4,446,252

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 21, 2012.

3.2	The Amended and Restated By-Laws of Navistar International Corporation effective February 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

Date: February 21, 2012	By:	/s/ Andrew J. Cederoth
	Name:	Andrew J. Cederoth
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 21, 2012.

3.2	The Amended and Restated By-Laws of Navistar International Corporation effective February 21, 2012.